The
Corporate
Fund
Accumulation
Program,
Inc.





Semi-Annual Report
June 30, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


To Our Shareholders:


For the six months ended June 30, 1998, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +3.93%, based on a change in per share net asset value from $21.13 to $21.40, and assuming reinvestment of $0.552 per share income dividends. Additional performance information can be found on page 2 of this report to shareholders.


The Environment
Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.


Portfolio Matters
During January, the bond market traded within a very narrow range as investors tried to assess the impact of the Asian financial crisis on US economic growth. The yield curve steepened from 24 basis points (0.24%) to 52 basis points as the yield on long-term bonds dropped from 5.92% to 5.80%. In February, the bond market backed up to 6% on long-term bonds, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the growth of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. In March 1998, long-term bonds traded within a very narrow range, starting at a yield of 6.01% and finishing the month at 5.93%. This decline was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the US stock market, as measured by the Dow Jones Industrial Average (DJIA), soared more than 400 points during March, and the bond market's reaction to these concerns was clearly muted.

After a strong first quarter of 1998, in which the economy grew at a rate of 5.4%, there were signs that a slower growth pattern was emerging. Three of the major factors that fueled first-quarter growth, consumer spending, inventory accumulation and capital expenditure, slowed down during the spring. In addition, data on job growth, hours worked and industrial production further indicated slower growth for the second quarter. In April 1998, the DJIA reached the 9,200 level and left investors concerned about inflated stock prices. Each new release of economic data was examined under the assumption that the Federal Reserve Board would raise interest rates at its May meeting, but no such decision was made. Instead, the combination of low energy prices, a strong dollar and weak demand in Asia pushed interest rates lower. With inflation almost nonexistent, the yield on the long-term bond fell below 5.80% in May and continued its rally to below 5.60% in June.

During the period, we kept the duration of the Program in the
5.8 years--5.9 years range, which was consistent with the duration of the Merrill Lynch Corporate Master Index. Additionally, we reduced our cash and Treasury positions and purchased floating rate notes. Asset-backed issues and real estate investment trusts were also added as yield spreads widened. Structured securities accounted for 10.5% of the Program's portfolio by June 30, 1998. The average quality rating of the Program's holdings was A+, as measured by Standard & Poor's Investors Index, which was slightly higher than the Merrill Lynch Corporate Master Index average of A. We maintained a slight underweighting in the utility sector and made significant cutbacks in our holdings of Yankee issues because their values were being impacted by the deteriorating Asian situation.


In Conclusion
We appreciate your ongoing investment in The Corporate Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Co-Portfolio Manager



(Jay C. Harbeck)
Jay C. Harbeck
Senior Vice President and
Co-Portfolio Manager



July 20, 1998




The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 6/30/98                  +9.93%
Five Years Ended 6/30/98            +6.00
Ten Years Ended 6/30/98             +8.35



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                                    June 30, 1998
               S&P    Moody's     Face                                                                         Value
Industry      Rating   Rating    Amount                     Issue                                 Cost       (Note 1a)

                                             Corporate Bonds & Notes
Asset-Backed   AAA      Aaa   $1,000,000     First Bank Corporate Card Securities
Securities++--                               Master Trust, 6.40% due 2/15/2003                $   999,047    $ 1,018,010
5.0%           AAA      Aaa      500,000     First Greensboro Home Equity Loan Trust,
                                             6.55% due 12/25/2029                                 500,000        499,375
               AAA      Aaa    1,000,000     IMC Home Equity Loan Trust, 6.36% due
                                             8/20/2022                                            999,807      1,000,938
               NR++++   A2     1,000,000     Mortgage Capital Funding, Inc., 6.726% due
                                             6/18/2008                                          1,009,990      1,010,000
                                                                                              -----------    -----------
                                                                                                3,508,844      3,528,323

Banks &        A+       Aa3    2,000,000     BankAmerica Corp., 7.125% due 5/12/2005            1,980,073      2,102,420
Thrifts--      A        A2       400,000     First Chicago Corp., 8.875% due 3/15/2002            431,924        434,272
10.9%          A-       A2     2,000,000     First Interstate Bancorp, 9.90% due 11/15/2001     2,189,646      2,226,400
               A-       a2       750,000     Fleet Capital Trust II, 7.92% due 12/11/2026         743,451        803,197
               A-       A3     1,000,000     HSBC Americas Inc., 7% due 11/01/2006                992,988      1,030,050
               A-       a2     1,000,000     Mellon Capital II, 7.995% due 1/15/2027              955,403      1,086,330
                                                                                              -----------    -----------
                                                                                                7,293,485      7,682,669

Financial      A        A2     1,000,000     Chrysler Financial Corp., 9.50% due 12/15/1999     1,045,611      1,048,120
Services--     A        A1     1,000,000     Ford Motor Credit Co., 7.75% due 3/15/2005           999,387      1,081,130
Captive--                                    General Motors Acceptance Corp.:
6.0%           A        A2     1,000,000       9% due 10/15/2002                                1,103,008      1,104,970
               A        A2     1,000,000       7.125% due 5/01/2003                             1,040,007      1,042,610
                                                                                              -----------    -----------
                                                                                                4,188,013      4,276,830

Financial      A+       A1       500,000     Allstate Corp., 6.75% due 5/15/2018                  499,856        509,430
Services--     A        A2     1,000,000     Beneficial Corporation, 6.80% due 9/16/2003        1,000,000      1,025,669
Consumer--     A+       A1     1,000,000     Commercial Credit Corp., 6% due 4/15/2000            989,095      1,000,480
7.5%           A        A2       150,000     Equitable Companies Inc., 7% due 4/01/2028           154,570        153,246
                                             Equitable Life Assurance Society of the US+++:
               A        A2       500,000       6.95% due 12/01/2005                               477,983        518,673
               A        A2     1,000,000       7.70% due 12/01/2015                               993,768      1,113,839
               A-       Baa1   1,000,000     Finova Capital Corp., 6.15% due 3/31/2003            999,433        999,480
                                                                                              -----------    -----------
                                                                                                5,114,705      5,320,817

Financial      A        A2       500,000     Bear Stearns Companies, Inc.,
Services--                                   6.70% due 8/01/2003                                  470,876        510,975
Other--        A+       A1     2,000,000     Dean Witter, Discover & Co., 6.75%
12.2%                                        due 8/15/2000                                      1,996,792      2,030,360
               AA       Aa2      750,000     MBIA, Inc., 7.15% due 7/15/2027                      748,221        807,712
               BBB+     Baa1   1,000,000     PaineWebber Group Inc., 8.875% due
                                             3/15/2005                                            997,270      1,133,190
               A        A2     1,000,000     Salomon Smith Barney Holdings, Inc.,
                                             7.375% due 5/15/2007                               1,000,600      1,061,270
               BBB+     Baa1     750,000     Simon Debartolo Group LP, 7.375% due
                                             6/15/2018+++                                         745,070        744,118
               AA-      Aa3    2,000,000     Travelers Corp. (The), 7.875% due 5/15/2025        2,027,003      2,311,600
                                                                                              -----------    -----------
                                                                                                7,985,832      8,599,225


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                        June 30, 1998
               S&P    Moody's     Face                                                                         Value
Industry      Rating   Rating    Amount                     Issue                                 Cost       (Note 1a)

                                             Corporate Bonds & Notes (continued)
Industrial--   AA-      Aa3   $1,500,000     Archer-Daniels-Midland Company, 7.125% due
Consumer                                     3/01/2013                                       $  1,567,934   $  1,606,920
Goods--        A        A2     2,000,000     Bass America, Inc., 6.625% due 3/01/2003           1,940,539      2,031,940
20.3%          A        A2       463,971   ++Disney Enterprises Inc., 6.85% due
                                             1/10/2007+++                                         463,708        476,174
               A-       Baa1   1,200,000     Goodrich (B.F.) Co. (The), 7% due 4/15/2038        1,192,965      1,233,000
               A        A2       500,000     J.C. Penney Company, Inc., 7.95% due
                                             4/01/2017                                            551,040        566,425
               AAA      Aaa    2,000,000     Johnson & Johnson, 8.72% due 11/01/2024            2,018,552      2,313,500
               A        A2     1,125,000     May Department Stores Company (The),
                                             10.625% due 11/01/2010                             1,329,905      1,526,119
               BBB-     Baa3   1,000,000     News America, Inc., 7.30% due 4/30/2028+++         1,006,677      1,028,740
               A        A2     1,000,000     Philip Morris Companies, Inc., 9% due
                                             1/01/2001                                          1,009,886      1,061,990
               A-       A2     2,500,000     Sears, Roebuck & Co., 6.25% due 1/15/2004          2,486,739      2,509,425
                                                                                              -----------    -----------
                                                                                               13,567,945     14,354,233

Industrial--   AA       Aa2    1,500,000     BP America, 9.375% due 11/01/2000                  1,584,652      1,614,210
Energy--       A        Aa3      500,000     Dresser Industries, Inc., 7.60% due 8/15/2096        498,573        575,335
3.1%                                                                                          -----------    -----------
                                                                                                2,083,225      2,189,545

Industrial--   BBB+     A3     2,000,000     Applied Materials Inc., 7.125% due 10/15/2017      2,028,742      2,031,500
Manufactur-    A        A2       500,000     Chrysler Corporation, 7.45% due 3/01/2027            497,677        554,740
ing--5.1%      A        A2     1,000,000     Weyerhaeuser Co., 7.25% due 7/01/2013              1,041,077      1,054,040
                                                                                              -----------    -----------
                                                                                                3,567,496      3,640,280

Transporta-    A-       A3     1,000,000     Southwest Airlines Co., 7.875% due 9/01/2007         995,468      1,116,400
tion--1.6%

Utilities--    AAA      Aaa      500,000     BellSouth Telecommunications Inc., 8.25% due
Communica-                                   7/01/2032                                            542,548        547,490
tions--8.2%    AA-      A2     2,000,000     GTE California, 8.07% due 4/15/2024                2,135,453      2,175,140
               AA-      A1     1,000,000     SBC Communications Inc., 6.875% due
                                             8/15/2006                                          1,042,732      1,050,590
               AA       Aa3    2,000,000     Southwestern Bell Telecommunications, Inc.,
                                             6.125% due 3/01/2000                               2,002,778      2,006,520
                                                                                              -----------    -----------
                                                                                                5,723,511      5,779,740

Utilities--    A-       A3     1,500,000     Detroit Edison Co., 7.22% due 8/01/2002            1,546,522      1,562,685
Electric--     A-       A3       500,000     Pennsylvania Power & Light Co., 6.125%
4.5%                                         due 5/01/2001                                        499,715        501,200
               A        A2     1,000,000     Virginia Electric & Power Co., 8.625% due
                                             10/01/2024                                           983,098      1,137,570
                                                                                              -----------    -----------
                                                                                                3,029,335      3,201,455



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                        June 30, 1998
               S&P    Moody's     Face                                                                         Value
Industry      Rating   Rating    Amount                     Issue                                 Cost       (Note 1a)

                                             Corporate Bonds & Notes (concluded)
Yankee         AA-      Aa2   $2,000,000     ABN AMRO Bank N.V., 7% due 4/01/2008 (b)         $ 2,048,346    $ 2,086,540
Corporates*--  A        A1     1,000,000     Ford Capital B.V., 9.50% due 6/01/2010 (b)         1,093,534      1,246,420
11.8%          A+       A1     1,500,000     Grand Metropolitan Investment Corp.,
                                             9% due 8/15/2011 (b)                               1,796,428      1,842,915
               A+       A2     2,000,000     Hydro-Quebec, 7.375% due 2/01/2003 (c)             2,031,066      2,103,340
               AA+      Aaa    1,000,000     Swiss Bank Corp. NY, 7.375% due 6/15/2017 (b)      1,064,210      1,089,450
                                                                                              -----------    -----------
                                                                                                8,033,584      8,368,665

Yankee         A+       A2       500,000     Province of Quebec, 8.80% due 4/15/2003 (a)          545,467        552,190
Sovereign*--
0.8%

                                             Total Corporate Bonds & Notes--97.0%              65,636,910     68,610,372

                                             Short-Term Securities

Repurchase                     1,060,000     Nikko Securities International Inc., purchased
Agreements**--1.5%                           on 6/30/1998 to yield 6.15% to 7/01/1998           1,060,000      1,060,000

                                             Total Short-Term Securities--1.5%                  1,060,000      1,060,000

                                             Total Investments--98.5%                         $66,696,910     69,670,372
                                                                                              ===========
                                             Other AssetsLess Liabilities--1.5%                                1,081,640
                                                                                                             -----------
                                             Net Assets--100.0%                                              $70,752,012
                                                                                                             ===========


   *Corresponding industry groups for foreign bonds which are denominated in US dollars:
    (a) Government entity.
    (b) Financial institution.
    (c) Industrial; other.
  **Repurchase Agreements are fully collateralized by US Government
    Obligations.
  ++Subject to principal paydowns.
++++Not rated.
 +++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 1998
Assets:
Investments, at value (identified cost--$66,696,910) (Note 1a)                                              $ 69,670,372
Cash                                                                                                                  92
Interest receivable                                                                                            1,186,464
Prepaid registration fees and other assets (Note 1d)                                                              51,927
                                                                                                            ------------
Total assets                                                                                                  70,908,855
                                                                                                            ------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                               $     31,127
 Capital shares redeemed                                                                         26,560           57,687
                                                                                           ------------
Accrued expenses and other liabilities                                                                            99,156
                                                                                                            ------------
Total liabilities                                                                                                156,843
                                                                                                            ------------
Net Assets                                                                                                  $ 70,752,012
                                                                                                            ============
Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     33,063
Paid-in capital in excess of par                                                                              69,138,692
Undistributed investment income--net                                                                             162,496
Accumulated realized capital losses on investments--net (Note 5)                                              (1,555,701)
Unrealized appreciation on investments--net                                                                    2,973,462
                                                                                                            ------------
Net Assets--Equivalent to $21.40 per share based on 3,306,292 shares outstanding                            $ 70,752,012
                                                                                                            ============


See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 1998
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $  2,368,386

Expenses:
Investment advisory fees (Note 2)                                                          $    177,940
Transfer agent fees                                                                              87,365
Printing and shareholder reports                                                                 23,578
Professional fees                                                                                18,500
Registration fees (Note 1d)                                                                      17,877
Accounting services (Note 2)                                                                     12,682
Custodian fees                                                                                    5,845
Directors' fees and expenses                                                                      3,795
Pricing fees                                                                                      1,943
Other                                                                                             1,514
                                                                                           ------------
Total expenses                                                                                                   351,039
                                                                                                            ------------
Investment income--net                                                                                         2,017,347
                                                                                                            ------------
Realized & Unrealized Gain on Investments--Net (Notes 1c & 3):
Realized gain on investments--net                                                                                206,427
Change in unrealized appreciation on investments--net                                                            550,946
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $  2,774,720
                                                                                                            ============


See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                              June 30,      December 31,
Increase (Decrease) in Net Assets:                                                              1998            1997
Operations:
Investment income--net                                                                     $  2,017,347     $  4,290,507
Realized gain on investments--net                                                               206,427            4,240
Change in unrealized appreciation on investments--net                                           550,946        1,474,823
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                          2,774,720        5,769,570
                                                                                           ------------     ------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (1,854,851)      (4,290,410)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                          (1,854,851)      (4,290,410)
                                                                                           ------------     ------------
Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                         (2,548,529)      (6,846,909)
                                                                                           ------------     ------------
Net Assets:
Total decrease in net assets                                                                 (1,628,660)      (5,367,749)
Beginning of period                                                                          72,380,672       77,748,421
                                                                                           ------------     ------------
End of period*                                                                             $ 70,752,012     $ 72,380,672
                                                                                           ============     ============

*Undistributed investment income--net                                                      $    162,496     $         --
                                                                                           ============     ============


See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
                                                               For the Six
The following per share data and ratios have been derived        Months
from information provided in the financial statements.           Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1998++++     1997         1996        1995        1994
Per Share Operating Performance:
Net asset value, beginning of period                           $  21.13    $  20.69     $  21.59    $  19.14    $  21.55
                                                               --------    --------     --------    --------    --------
Investment income--net                                              .59        1.22         1.23        1.28        1.18
Realized and unrealized gain (loss) on investments--net             .23         .44         (.90)       2.45       (2.41)
                                                               --------    --------     --------    --------    --------
Total from investment operations                                    .82        1.66          .33        3.73       (1.23)
                                                               --------    --------     --------    --------    --------
Less dividends from investment income--net                         (.55)      (1.22)       (1.23)      (1.28)      (1.18)
                                                               --------    --------     --------    --------    --------
Net asset value, end of period                                 $  21.40    $  21.13     $  20.69    $  21.59    $  19.14
                                                               ========    ========     ========    ========    ========
Total Investment Return:
Based on net asset value per share                                3.93%++     8.30%        1.69%      20.05%      (5.78%)
                                                               ========    ========     ========    ========    ========
Ratios to Average Net Assets:
Expenses                                                           .99%*       .99%        1.12%       1.01%       1.10%
                                                               ========    ========     ========    ========    ========
Investment income--net                                            5.67%*      5.84%        5.84%       6.23%       5.80%
                                                               ========    ========     ========    ========    ========
Supplemental Data:
Net assets, end of period (in thousands)                       $ 70,752    $ 72,381     $ 77,748    $ 85,402    $ 82,887
                                                               ========    ========     ========    ========    ========
Portfolio turnover                                                  31%         90%          77%        104%        122%
                                                               ========    ========     ========    ========    ========

   *Annualized.
  ++Aggregate total investment return.
++++Based on average shares outstanding.

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


During the six months ended June 30, 1998, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,189 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $21,678,010 and $21,405,550, respectively.

Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments               $ 206,427    $ 2,973,462
                                    ---------    -----------
Total                               $ 206,427    $ 2,973,462
                                    =========    ===========

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,973,462, of which $2,976,364 related to appreciated securities and $2,902 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $66,696,910.


4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Six Months                                  Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                           308,670    $  6,534,868
Shares issued to share-
holders in reinvestment of
dividends                              80,744       1,719,102
                                  -----------    ------------
Total issued                          389,414       8,253,970
Shares redeemed                      (508,618)    (10,802,499)
                                  -----------    ------------
Net decrease                         (119,204)   $ (2,548,529)
                                  ===========    ============


For the Year Ended                                  Dollar
December 31, 1997                     Shares        Amount

Shares sold                           613,648    $ 12,746,143
Shares issued to share-
holders in reinvestment of
dividends                             193,493       4,015,580
                                  -----------    ------------
Total issued                          807,141      16,761,723
Shares redeemed                    (1,139,219)    (23,608,632)
                                  -----------    ------------
Net decrease                         (332,078)   $ (6,846,909)
                                  ===========    ============

5. Capital Loss Carryforward:
At December 31, 1997, the Program had a net capital loss carryforward of approximately $1,761,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Christopher G. Ayoub--Senior Vice President
Jay C. Harbeck--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary


Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286